July 16, 2009

Camara Alford

UOMO Media Inc.

161 Bay Street

27th Floor

Toronto, Ontario

M5J 2S1

RE: Confirmation Letter

Dear Camara Alford:

This letter shall re-confirm that your clients, Shawn Fernandes, professionally known as “Shawn Desman” ( the “Artist A”) and  Randall Thorne, professionally known as  “RT”  ( the “Artist B”) (collectively, the “Artists”) have accepted our offer and the deal is confirmed as follows:

Artist A:

Shawn Fernandes, p/k/a Shawn Desman

Artist B:

Randall Thorne, p/k/a RT

Date:

June 25, 2009 - September 25, 2009

Artist A, Artist B, BOOM! Marketing (the “Client”) & Colgate-Palmolive Canada Inc. will agree to activation on September 25, 2009 and the contest ‘GET FRESH! and Dance’ launch party in Toronto, at Tattoo Rock Parlour on July 17th, 2009.  Online activities from June 25, 2009 up to no later than December 31, 2009.

Billing Info:

Full contract payment to UOMO Media Inc. (for and on behalf of the Artists)

Appearance:   On the date of September 25th, 2009 at Yonge-Dundas Square as a representative judge.

Music:

As applicable to Artist A, the track Fresh to be posted solely in connection with the promotion for public listening and download for competition purposes available on getfreshanddance.ca competition micro-site from July 18th, 2009 to contest microsite closing date December 31, 2009. Song to be provided in a MP3 format in a minimum of thirty (30) second clip of full song length. Song clip will be available for public download. UOMO Media Inc.  will sign and cause Artist A to also sign the Music Agreement and Confidentiality and Non-Disclosure Agreement attached hereto.

UOMO Media Inc. will sign and cause Artist B to also sign the Confidentiality and Non-Disclosure Agreement attached hereto.

UOMO Media Inc. warrants and represents that both Artist A and Artist B: (i) have not been convicted of any felony or crime of moral turiptude; (ii) will not during the term disparate Colgate-Palmolive Canada Inc. or any of its products.  Client and/or Colgate-Palmolive Canada Inc. shall have the right to terminate this Agreement with respect to Artist A or Artist B if UOMO Media Inc. breaches the foregoing warranties and representations or if either of the Artists disparages the services or products of Colgate-Palmolive Canada Inc..  In the event of such termination, no further compensation shall be due to UOMO Media Inc. or the Artists, and UOMO Media Inc.  shall return to Client the pro-rated share of any compensation already paid.

Compensation and contract detail parameters are outlined as follows:

Program Duration:

For Artist A- Shawn Desman

•

July 18th to September 25th, 2009 (including music downloads, screening/judging Top 20 videos, activation, grand prize announcement and grand prize judging).

•

Contest entry and video submission period from June 25th  -August 17th, 2009

•

Public viewing and voting June 25th – September 1st, 2009

•

The judging period from September 1st - September 7th, 2009

•

Competition date and grand prize is September 25th, 2009

•

The Artist’s music will appear online on getfreshanddance.ca website solely in connection with the promotion to the maximum of December 31st, 2009.

•

The Artist has the right to cancel a commitment due to other professional obligations or scheduling changes.  Should this occur, the Client requires a minimum sixty (60) days advanced written notice.  Any cancellation fees incurred, as a result of last minute cancellations will be deducted from the Artist’s overall contract rate.

Program Requirements of Artist A:

•

To assume role as a judge on judging panel for the GET FRESH! and Dance competition

•

The Artist required to review and judge up to 20 videos and participate in the identification of the Top 5 videos of screened 20.

•

Friendly interactions with fans at the activation location

•

The Artist is entitled to a twenty (20) minute break, following every forty (40) minute increment of public appearance.

•

The Artist is to arrive on time to venue as stated in set time list and sound check, to be sent from client to Katrina Lopes prior to activation date

•

Should any appearance exceed six (6) hours, Artist A is entitled to a one (1) hour meal break.

Proposal Requests for Artist A:

•

The Artist’s participation in the MaxFresh* GET FRESH! and Dance…experiential marketing program in the following capacity:

•

1 performance at activation on September 25th, 2009 at Yonge-Dundas Square

•

Artist A's track Fresh ( as a 30 second clip) to be utilized for download and upload capacity on the Colgate-Palmolive MaxFresh* GET FRESH! and Dance website (www.getfreshanddance.ca) solely in connection with the promotion and a full length track for play at the Launch party on July 17, 2009 & at the competition activation on September 25, 2009 at Yonge-Dundas Square.

•

UOMO MEDIA Inc. to provide BOOM! Marketing with event staging needs and recommendation no less than 60 days before activation date.

•

Security at activation visit is the responsibility of the Client and the venue. However the Artist must request security needs 60 days prior to event activation.

•

Participation in Grand prize judging day and contestant selection (meeting to screen top 20 videos and draft Top 5 contestant videos occur during the week of September 1, 2009- location TBD in Toronto Area

•

Artist attendance at MaxFresh* GET FRESH! and Dance…launch party in Toronto, Ontario (July 17th, 2009)

•

Right to use the Artist’s image, relevant logos and likeness solely in connection with MaxFresh* GET FRESH! and Dance… program, including but not limited to:

•

A biography and photos page featured on www.getfreshanddance.ca

•

A head shot and use of the Artist’s name on any promotional media regarding the performance date and/or events dates (including: online and radio media)

•

MaxFresh*’s GET FRESH! and Dance… program elements include:

•

Program signage  & collateral materials

•

  Online promotion:

•

www.maxfresh.ca

•

  www.getfreshanddance.ca

•

Possible media promotion

Contract Compensation:

•

The proposed contractual rate would break down as follows:

•

Activation Rate:  Based on one (1) day commitment on September 25, 2009, appearance and performance platform at Yonge-Dundas Square, Toronto is

•  Screening and voting on Top 20 finalists

•  Grand Prize “judging day”:  Artist A would be involved in selecting a winner from a list of 5 finalists

•

Judging, appearance & promotional

•

Music posting on www.getfreshanddance.ca

•

Exclusive full-length broadcast of single Fresh at the Launch Party on July 17.

•

Music, Licensing rights, use on website and availability on contest microsite and integration of music on contest videos

•

Travel and accommodations for any out of town activations for Artist A if needed, will be paid for by the Client.  All bookings and reservations of flights and hotel will be handled by the Client.  Per diems at the daily rate of $50.00 per day, will also be paid for by the  Client.

•

Summary of proposed contract fee: $21,000.00 (payable to UOMO Media Inc., and comprised of: (i) $15,000 for the use of the master recording of the composition; (ii) $5,000 for the right to synchronize the composition with visual images; and (iii) $1,000 appearance fee) plus any additional travel, accommodation and $50.00 per diem for each appearance day, for Artist A.

•

Taxes not included

For Artist B- RT

•

June 25th to September 25th, 2009 (including event appearance, promotion screening/judging Top 20 videos, activation, grand prize announcement and grand prize judging).

•

Contest entry and video submission period from June 25th -August 17th, 2009

•

Public viewing and voting June 25th – September 1st, 2009

•

The judging period from September 1st -September 7th, 2009

•

Competition date and grand prize is September 25th, 2009

•

The Artist has the right to cancel a commitment due to other professional obligations or scheduling changes.  Should this occur, the Client requires a minimum sixty (60) days advanced written notice.  Any cancellation fees incurred, as a result of last minute cancellations will be deducted from the Artist’s overall contract rate.

Program Requirements of Artist B:

•

To assume role as a judge on judging panel for the GET FRESH! and Dance competition

•

The Artist is required to review and judge up to 20 videos and participate in the identification of the Top 5 videos of screened 20.

•

Friendly interactions with fans at the activation location

•

The Artist is entitled to a twenty (20) minute break, following every forty (40) minute increment of public appearance.

•

The Artist is to arrive on time to venue as stated in set time list and sound check, to be sent from client to Katrina Lopes prior to activation date

•

Should any appearance exceed six (6) hours, Artist B is entitled to a one (1) hour meal break.

Proposal Requests for the “Artist B”:

•

The Artist’s participation in the MaxFresh* GET FRESH! and Dance…experiential marketing program in the following capacity:

•

As a contest Judge before and on September 25, 2009

•

UOMO MEDIA Inc. to provide BOOM! Marketing with

                  event staging needs and recommendation no less than 60

                  days before activation date.

•

Security at activation visit is the responsibility of the Client and the venue. However the Artist must request security needs 60 days prior to event activation.

•

Participation in Grand prize judging day and contestant selection (meeting to screen top 20 videos and draft Top 5 contestant videos occur during the week of September 1, 2009- location TBD in Toronto Area

•

Artist attendance at MaxFresh* GET FRESH! and Dance…launch party in Toronto, Ontario (July 17th, 2009)

•

Right to use the Artist’s image, relevant logos and likeness solely in connection with the  MaxFresh* GET FRESH! and Dance… program, including but not limited to:

•

A biography and photos page featured on www.getfreshanddance.ca

•

A head shot and use of the Artist’s name on any promotional media regarding the appearance date and/or events dates (including: online and radio media)

•

MaxFresh*’s GET FRESH! and Dance… program elements include:

•

Program signage  & collateral materials

•

  Online promotion:

•

www.maxfresh.ca

•

  www.getfreshanddance.ca

•

Possible media promotion

Contract Compensation:

•

The proposed contractual rate would break down as follows:

•

Based on one (1) day commitment on September 25, 2009, appearance and judging platform at Yonge-Dundas Square, Toronto is Screening and voting on Top 20 finalists

•

Grand Prize “judging day”:  Artist B would be involved in selecting a winner from a list of 5 finalists

•

Judging, appearance & promotional

•

Travel and accommodations for any out of town activations for Artist B if needed, will be paid for by the Client.  All bookings and reservations of flights and hotel will be handled by the Client.  Per diems at the daily rate of $50.00 per day, will also be paid for by the  Client.

•

Summary of proposed contract fee: $1,000.00 appearance fee (payable to UOMO Media Inc.) plus any additional travel, accommodation and $50.00 per diem for each appearance day, for Artist B.

•

Taxes not included

Billing Schedule:

•

25% of contract fee to be paid on or before July 17th, 2009

•

25% of contract fee to be paid on or before August 31st, 2009

•

50% balance + per diem of the contract fee to be paid at program close (after September 25, 2009 performance fulfilled).

•

Total contractual amount for both Artists (excluding taxes, per diem, travel, etc.) $22,000.00 (twenty two thousand dollars)

The terms herein are further subject to the terms and conditions of our standard contract.

Please execute this letter in the space provided below in order to re-confirm your understanding of this deal.  If we do not receive an executed copy of this letter within three (3) days from the date hereof, then we shall assume you are in agreement hereof and shall act in reliance thereon.

UOMO Media Inc.

for the services of Shawn Desman and RT

Camara Alford

PRINT NAME

                                DATED as of July 16, 2009

/s/ Camara Alford

SIGNATURE